                                                                  EXECUTION COPY



                                   FIFTH AMENDMENT
                                     RELATING TO
                               ASSET PURCHASE AGREEMENT
                    Olympic Automobile Receivables Warehouse Trust
                                Variable Funding Notes



          THIS FIFTH AMENDMENT AND CONSENT dated as of June 30, 1997 (the "FIFTH AMENDMENT") Relating to the ASSET PURCHASE AGREEMENT, dated as of December 28, 1995 and amended as of June 12, 1996, December 20, 1996, January 17, 1997 and May 30, 1997 (the "AGREEMENT") among Morgan Guaranty Trust Company of New York (successor to J.P. Morgan Delaware), as administrative agent (the "AGENT") and each of the parties (collectively, the "APA PURCHASERS") who has (i) executed a signature page to the Agreement or (ii) executed an Assignment of Purchase Commitment, is by and among the parties listed above. Capitalized terms used in this Fifth Amendment and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

                                       RECITALS

          WHEREAS, May 27, 1997 was the date by which each current APA Purchaser is required to notify OFL and the Agent if it has determined to exercise its option to terminate its Purchase Commitment; and

          WHEREAS, certain current APA Purchasers have so notified the Agent and OFL (such APA Purchasers, the "Terminating Purchasers"); and

          WHEREAS, the Seller has determined to reduce the Facility Limit, such reduction to be effective as of June 30, 1997; and

          WHEREAS, due to the exercise of the optional termination by the Terminating Purchasers, and the reduction in DFC's Purchase Commitment and in the Facility Limit, the Percentages of the remaining APA Purchasers will be affected as evidenced herein; and

          WHEREAS, in accordance with the provisions of Section 13(l) of the Agreement, Delaware Funding Corporation and Arcadia Financial Ltd. (formerly Olympic Financial Ltd.) ("OFL") are willing to consent to this Fifth Amendment upon the terms provided for herein.

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

          SECTION 1. ACKNOWLEDGEMENT OF DECREASE IN FACILITY LIMIT AND DFC'S PURCHASE LIMIT. In accordance with the provisions of Section 12(b) of the Agreement, all of the APA Purchasers who execute the attached signature pages hereby acknowledge the reduction in the Facility Limit and DFC's Purchase Limit from $225,000,000 to $185,000,000.

          SECTION 2. AMENDMENTS OF SIGNATURE PAGES. As a result of the withdrawal of the Terminating Purchasers as APA Purchasers, pursuant to Sections 2(a), 12(b) and 13(1) of the Agreement, the Percentages of remaining APA Purchasers are being revised. The Percentages and extended Purchase Termination Dates of the remaining APA Purchasers are specified in the executed signature pages attached to this Fifth Amendment as Exhibit A. The attached signature pages shall supersede the signature pages to the Agreement dated May 30, 1997, and from and after the date of this Fifth Amendment all references to the signature pages of the Agreement shall refer to the signature pages attached as Exhibit A to this Fifth Amendment.

          SECTION 3. EFFECTIVENESS. The amendments provided for by this Fifth Amendment shall become effective as of June 30, 1997, upon receipt by the Agent of (i) counterparts of this Fifth Amendment, duly executed by each of the parties hereto, (ii) notice that the conditions to effectiveness of the Acknowledgment of Reduction of Purchase Commitment Relating to Note Purchase Agreement dated the date hereof have been satisfied and (iii) confirmation by each of S&P and Moody's of the then-current ratings of the Commercial Paper Notes.

          SECTION 4. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement as amended by this Fifth Amendment. This Fifth Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Fifth Amendment, as though the terms and obligations of the Agreement were set forth herein.

          SECTION 5. PRIOR UNDERSTANDINGS. This Fifth Amendment sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, whether written or oral.

          SECTION 6. COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 7. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to the Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK


                              By:
                                   ------------------------
                                   Title:



Acknowledged and consented to:
June 30, 1997

DELAWARE FUNDING CORPORATION

By:  Morgan Guaranty Trust Company
     of New York,
     as attorney-in-fact for
     Delaware Funding Corporation


By:
    ------------------------
    Authorized Signatory


    ------------------------
    Title


ARCADIA FINANCIAL LIMITED


By:
    ------------------------
    Authorized Signatory


    ------------------------
    Title

                                                                       EXHIBIT A

                                    Signature Page
                                   with respect to
                    Olympic Automobile Receivables Warehouse Trust
                                Variable Funding Notes
                               Asset Purchase Agreement

                            Dated as of December 28, 1995
                             Amended as of June 12, 1996
                           Amended as of December 20, 1996
                            Amended as of January 17, 1997
                              Amended as of May 30, 1997
                             Amended as of June 30, 1997



                                        Morgan Guaranty Trust Company of
                                          New York,
                                          as Agent and as Administrative
                                          Agent



                                        By:
                                            ------------------------
                                            Authorized Signature


                                            ------------------------
                                            Title

                                    Signature Page
                                   with respect to
                    Olympic Automobile Receivables Warehouse Trust
                                Variable Funding Notes
                               Asset Purchase Agreement



SECTION 1.

     Percentage:  45.946%

SECTION 2.

     Maximum Purchase:  $85,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                 January 17, 1997

SECTION 4.

     Purchase Termination Date:  December 19, 1997*



                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK
                              500 Stanton Christiana Road
                              Newark, Delaware 19713-2107


                              By:
                                  ------------------------
                                  Authorized Signature


                                  ------------------------
                                  Title



---------------------------
*    At the option of the APA Purchaser named above, August 29, 1997.

                                    Signature Page
                                   with respect to
                    Olympic Automobile Receivables Warehouse Trust
                                Variable Funding Notes
                               Asset Purchase Agreement



SECTION 1.

     Percentage:  27.027%

SECTION 2.

     Maximum Purchase:  $50,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                 January 17, 1997

SECTION 4.

     Purchase Termination Date:  December 19, 1997*



                              HARRIS TRUST AND SAVINGS BANK
                                   111 West Monroe Street
                                   P.O. Box 755
                                   Chicago, Illinois  60690


                              By:
                                  ------------------------
                                  Title:


                              By:
                                  ------------------------
                                  Title:




---------------------------
*    At the option of the APA Purchaser named above, August 29, 1997.

                                    Signature Page
                                   with respect to
                    Olympic Automobile Receivables Warehouse Trust
                                Variable Funding Notes
                               Asset Purchase Agreement



SECTION 1.

     Percentage:  27.027%

SECTION 2.

     Maximum Purchase:  $50,000,000

SECTION 3.

     Effective Date of Purchase Commitment:                 January 17, 1997

SECTION 4.

     Purchase Termination Date:     December 19, 1997*



                              BANCO SANTANDER, NEW YORK BRANCH
                                   453 East 53rd Street
                                   New York, New York  10022


                              By:
                                  ------------------------
                                  Title:


                              By:
                                  ------------------------
                                  Title:





---------------------------
*    At the option of the APA Purchaser named above, August 29, 1997.